March 2021 Delek US Holdings, Inc. Investor Presentation Exhibit 99.1

Disclaimers 2 Forward Looking Statements: Delek US Holdings, Inc. (“Delek US”) and Delek Logistics Partners, LP (“Delek Logistics”; and collectively with Delek US, “we” or “our”) are traded on the New York Stock Exchange in the United States under the symbols “DK” and ”DKL”, respectively. These slides and any accompanying oral and written presentations contain forward-looking statements within the meaning of federal securities laws that are based upon current expectations and involve a number of risks and uncertainties. Statements concerning current estimates, expectations and projections about future results, performance, prospects, opportunities, plans, actions and events and other statements, concerns, or matters that are not historical facts are “forward-looking statements,” as that term is defined under the federal securities laws. These forward-looking statements include, but are not limited to, the statements regarding the following: financial and operating guidance for future and uncompleted financial periods; financial strength and flexibility; potential for and projections of growth; return of cash to shareholders, stock repurchases and the payment of dividends, including the amount and timing thereof; cost reductions; crude oil throughput; crude oil market trends, including production, quality, pricing, demand, imports, exports and transportation costs; the performance of our joint venture investments, including Red River and Wink to Webster, and the benefits, flexibility, returns and EBITDA therefrom; the potential for, and estimates of cost savings and other benefits from, acquisitions, divestitures, dropdowns and financing activities; the attainment of certain regulatory benefits; long-term value creation from capital allocation; execution of strategic initiatives and the benefits therefrom, including cash flow stability from business model transition; and access to crude oil and the benefits therefrom. Words such as "may," "will," "should," "could," "would," "predicts," "potential," "continue," "expects," "anticipates," "future," "intends," "plans," "believes," "estimates," "appears," "projects" and similar expressions, as well as statements in future tense, identify forward-looking statements. Investors are cautioned that the following important factors, among others, may affect these forward-looking statements: uncertainty related to timing and amount of value returned to shareholders; risks and uncertainties with respect to the quantities and costs of crude oil we are able to obtain and the price of the refined petroleum products we ultimately sell, including uncertainties regarding future decisions by OPEC regarding production and pricing disputes between OPEC members and Russia; uncertainty relating to the impact of the COVID-19 outbreak on the demand for crude oil, refined products and transportation and storage services; Delek US’ ability to realize cost reductions; risks related to Delek US’ exposure to Permian Basin crude oil, such as supply, pricing, production and transportation capacity; gains and losses from derivative instruments; management's ability to execute its strategy of growth through acquisitions and the transactional risks associated with acquisitions and dispositions; acquired assets may suffer a diminishment in fair value as a result of which we may need to record a write-down or impairment in carrying value of the asset; changes in the scope, costs, and/or timing of capital and maintenance projects; the ability of the Wink to Webster joint venture to construct the long-haul pipeline; the ability of the Red River joint venture to expand the Red River pipeline; the ability to grow the Big Spring Gathering System; operating hazards inherent in transporting, storing and processing crude oil and intermediate and finished petroleum products; our competitive position and the effects of competition; the projected growth of the industries in which we operate; general economic and business conditions affecting the geographic areas in which we operate; and other risks contained in Delek US’ and Delek Logistics’ filings with the United States Securities and Exchange Commission. Forward-looking statements should not be read as a guarantee of future performance or results, and will not be accurate indications of the times at, or by which such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Neither Delek US nor Delek Logistics undertakes any obligation to update or revise any such forward-looking statements. Non-GAAP Disclosures: Delek US and Delek Logistics believe that the presentation of adjusted net income, adjusted earnings per share (“adjusted EPS”), earnings before interest, taxes, depreciation and amortization ("EBITDA") and adjusted EBITDA provide useful information to investors in assessing their financial condition, results of operations and cash flow their business is generating. Adjusted net income, adjusted EPS, EBITDA and adjusted EBITDA should not be considered as alternatives to net income, operating income, cash from operations or any other measure of financial performance or liquidity presented in accordance with U.S. GAAP. Adjusted net income, adjusted EPS, EBITDA and adjusted EBITDA have important limitations as analytical tools because they exclude some, but not all, items that affect net income. Additionally, because adjusted net income, adjusted EPS, EBITDA and adjusted EBITDA may be defined differently by other companies in its industry, Delek US' and Delek Logistics’ definitions may not be comparable to similarly titled measures of other companies, thereby diminishing their utility. Please see reconciliations of adjusted net income, adjusted EPS, EBITDA and adjusted EBITDA to their most directly comparable financial measures calculated and presented in accordance with U.S. GAAP in the appendix.

3 Investment Overview (NYSE: DK) 1) Factset as of 2/24/2021 • December 31, 2020 balance sheet: • Delek US: approx. $788 million of cash; $2.3 billion of debt • Includes $4.0 million cash and $992 million long-term debt of DKL • Net debt (excl. DKL) of $573 million • Delek has established a ‘capital light’ approach to Renewable Diesel • $13.3 million option for 33% indirect interest in the net cash flow from a renewable diesel facility following its conversion • The facility will be able to produce up to 220mm gallons a year of renewable fuels • Estimated start-up January 2022 • Provides diversification and stability relative to other business segments • Fuel volume declines being offset by strong fuel gross margins and in-store sales • Retail business provides DK the ability to generate RINS • Compelling profit growth opportunity through new-to-industry locations, investment in existing stores and divestments of smaller, lower volume locations • PADD 3 centric portfolio with product pricing tied to the Gulf Coast • Access to domestic, inland based crude feedstock typically trading at discount to global crudes • Niche market location for three of the four refineries serves as a competitive advantage Tangible Value in Delek Logistics (DKL) Renewable Diesel Retail Segment Refining Portfolio: Gulf Coast Centric; Niche Market Oriented Flexible Financial Position to Support Midstream Growth Invest rvie (NYS • DKL simplification of incentive distribution rights • Transaction consideration: 14 million units and $45 million cash • Total DK ownership in DKL now 80% or 34.7 million units • Implied value of DK ownership in DKL of $1.4 billion(1)

Integrated Company with Asset Diversity and Scale

Strategically located assets with growing crude oil optionality



Source 207,000 bpd from Permian Basin
• Growing gathering system
• Wink to Webster JV Crude Oil Pipeline
Cushing Optionality: 100,000 bpd
CUSHING
WOODFORD BASIN
ALBUQUERQUE
PERMIAN BASIN
WICHITA FALLS
LUBBOCK
BASIN
DALLAS
BIG SPRING
RIO
WEST TEXAS GULF
Wink to Webster
TYLER
SAN ANGELO
AMDEL
TUCSON
EL PASO
RED RIVER
PALINE
MILLENNIUM
LITTLE ROCK
EL DORADO
CADDO
LOLA
MEMPHIS
MID VALLEY
NASHVILLE
BRENTWOOD
ST JAMES
KROTZ SPRINGS
NEW ORLEANS
BEAUMONT
FREEPORT
EAGLE FORD BASIN
DELEK REFINERIES
DKL TERMINAL
DELEK ASPHALT TERMINAL
DELEK RENEWABLES
RETAIL CITIES
THIRD-PARTY TERMINAL
DKL CRUDE PIPELINE
DKL JOINT VENTURE CRUDE PIPELINES
THIRD-PARTY CRUDE PIPELINES
THIRD-PARTY PRODUCT PIPELINES
LONGVIEW, TEXAS
CORPORATE HEADQUARTERS

Refining

- 302,000 bpd in total
  - El Dorado, AR
  - Tyler, TX
  - Big Spring, TX
  - Krotz Springs, LA
- Crude oil supply: 262,000 bpd WTI linked currently
- Increasing crude oil optionality through Red River expansion

Logistics

- 10 terminals
- Approximately 1,550 miles of pipeline
- 10.2 million bbls of storage capacity
- West Texas wholesale
- JV crude oil pipelines: RIO / Caddo / Red River
- Own ~80% of DKL

Asphalt

6 asphalt terminals located in:

1) El Dorado, AR
2) Muskogee, OK
3) Memphis, TN
4) Big Spring, TX
5) Henderson, TX
6) Richmond Beach, WA

Retail

- Approximately 253 stores
- Southwest US locations
- West Texas wholesale marketing business

Renewables

Approximately 40m gallons biodiesel production capacity:

1) Crossett, AR
2) Cleburne, TX
3) New Albany, MS

4

5 2005 Current Long History of Opportunistic Acquisitions & Value Creation Being Nimble and Capturing Market Dislocations / Opportunities 2006 Abilene & San Angelo terminals 2012 Nettleton Pipeline 2011 Paline Pipeline Acquisition Completed 171 retail fuel & convenience stores & related assets 2013 Biodiesel Facility 2011 Lion refinery & related pipeline & terminals 2005 Tyler refinery & related assets 2013 Tyler-Big Sandy Pipeline 2014 Biodiesel Facility Logistics Segment Retail SegmentRefining Segment 2012 Big Sandy terminal & pipeline 2013 North Little Rock Product Terminal 2011 SALA Gathering Lion Oil acquisition Increased Gathering East and West Texas 2014 Mt. Pleasant System 2014 Frank Thompson Transport DKL Joint Ventures RIO Pipeline Caddo Pipeline 2015 47% ownership in Alon USA 2015 47% ownership in Alon USA 2016 Sold MAPCO 2017 Acquired rest of Alon USA 2017 Acquired rest of Alon USA 2018 Acquired rest of Alon USA Partners 2019 DKL Red River Pipeline JV 2019 Wink to Webster Long Haul JV 2018 Formed Big Spring Gathering 2005 Current 2019 New Albany Biodiesel Facility 2020 Sold Bakersfield Refinery

6 Environmental, Social, and Governance (ESG) Published New Sustainability Report in September 2020  Published our first demographic disclosures  Total employees by gender and ethnicity  Manager and above by gender  Manager and above by race  Disclosure of whistle blower stats E n v ir o n m e n ta l S o ci a l G o v e rn a n ce  Published our first GHG disclosures, which goes beyond what many of our peers publish  Refining business unit Scope 1 & 2 emissions for 2017, 2018 & 2019  Refining business unit carbon intensity for 2018 & 2019  Enterprise-wide Scope 1 & 2 emissions for 2019  The safety and health of our employees is a core value of the company as reflected in progressive safety improvements over time  2nd Overall (combined DART & TRIR, per AFPM) among companies operating multiple refineries  Retail Business unit TRIR is half the industry average3 37% 36% Women hold 36% of jobs across Delek Other than Caucasian ethnicity 37% of the Delek workforce  Delek observes responsible, ethical and transparent business practices. Led by our Board of Directors and executive leadership team, we strive to deliver market competitive returns to investors while providing tangible benefits to all of our stakeholders  Board members have diverse backgrounds and experience  87.5% of Directors are independent By 2022, not less than 30% of our Board of Directors will be female and/or racially diverse.  Published new public policies on ESG-related topics  Diversity, Equity, & Inclusion (DE&I) Policy • Implemented by a newly-created Senior Director for DE&I  Human Rights Policy  Conflict Minerals Policy  Supper Social Standards 1. Data represents Delek hours for all business units, excluding Delek Logistics, which is a separate public company 2. Rates calculated using the OSHA formula, which is based on 100 full-time employees for a one-year period (2,000 hours) 3. Please refer to the Sustainability Report on DK website  Consistent with our Mission, Vision and Core Values, Delek believes that a diverse workforce composed of individuals with a variety of personal and professional backgrounds and identities makes our company stronger  We are committed to increasing the diversity of our already inclusive workforce and generating greater professional and economic opportunities for all employees. Achieving these mutually-supportive goals will make us stronger, more agile and resilient 1.93 1.33 0.61 0.32 0.00 0.50 1.00 1.50 2.00 2.50 3.00 2016 2017 2018 2019 DART TRIR 2.55 1.01 1.75 0.62 1 ,2

7 DKL Relative to Peer Group Where It is and Where It is Going Note: Peers include EPD, HEP, MMP, MPLX, PAA, PBFX, PSXP (1) Updated from Factset as of February 24, 2021 2.63x 2.57x 2.10x 1.70x 1.48x 1.44x 1.41x 1.10x Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 DKL Peer 7 2.82x 2.98x 3.59x 3.72x 3.75x 3.91x 4.05x 4.25x Peer 1 Peer 2 Peer 3 Peer 4 DKL Peer 5 Peer 6 Peer 7 12.7% 11.2% 9.4% 9.2% 9.1% 8.3% 8.1% 8.0% Peer 1 Peer 2 Peer 3 DKL Peer 4 Peer 5 Peer 6 Peer 7 2.8% 1.5% 1.1% 0.7% 0.0% -42.3% -48.0% -50.0% DKL Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 4Q20 Distribution Coverage 4Q20 Leverage Ratio Current Dividend Yield(1) Yr/Yr Distribution Growth Achieved year-end distribution target of 1.4x to 1.5x

8 1) Please see page 40 for a reconciliation of forecasted incremental annualized net income to forecasted EBITDA for the Big Spring Gathering System. Midstream: Big Spring Gathering System Gathering Helps Control Crude Oil Quality and Cost into Refineries Big Spring Gathering System  Approximately 200-mile gathering system  350 Kbpd throughput capacity  >275,000 dedicated acres  Points of origin: Howard, Borden, Martin and Midland counties  Total terminal storage of 650K bbls  Connection to Big Spring, TX terminal  Getting closer to wellhead allows us to control crude quality and cost  Provides improvement in refining performance and cost structure  Drop down to DKL completed in Q1 2020  Gathering increases access to barrels  Creates optionality to place barrels:  Big Spring (local refinery)  Midland  Colorado City (access other refineries)  Wink (to Gulf Coast)  Control quality and blending opportunities Delek Logistics Acquired 1Q20  Expected $30 - $32 million Annual EBITDA underpinned by MVC DK to DKL (1)  MVC 120 Kbpd for Big Spring system in addition to 50mbbl/d connection to 3rd party pipeline system  CAPEX potential of $33.8 million if requested by DK, matched with MVC providing 12.5% ROR Permian Supply vs. Takeaway Refining Capacity Wink to Webster Gathering Access

Midstream: Wink to Webster Crude Oil Long-Haul Pipeline Joint Venture

Complements Gathering – Provides Access to Gulf Coast Markets

Wink to Webster Pipeline JV

- 650-mile 36-inch diameter crude oil pipeline
- Wink to Webster Pipeline LLC is supported by industry leading partners – Exxon, Lotus Midstream, MPLX/Delek US JV, Plains, and Rattler Midstream
- Total system expected completion 2021
  - Main segment started transporting oil in October 2020
  - The Midland-to-Webster segment was commissioned in January 2021, and is now operating
- Supported by significant volume of long-term commitments



Big Spring
Midland
Wink
WTW Crude Oil Pipeline
Beaumont
Junction
Webster/
Baytown

- **Delek US' Investment**
  - Delek US has a 50% ownership interest in a JV that owns a 30% ownership interest in Wink to Webster Pipeline LLC
  - Expected $340 million to $380 million net investment
  - Integrated with Big Spring gathering system to provide source of barrels and services to producers
- **Well above Delek US' targeted minimum required midstream IRR of 15%**
- **Secured project financing for approximately 80% of our investment**
  - **~$69 million reimbursement in 1Q20**
  - **Results in ~$75 million equity contribution; balance to be project financed**

9

10 Midstream: Red River Pipeline Joint Venture Delek US is a major shipper on pipeline; increased crude oil optionality  Increasing by 65,000 bpd to 100,000 bpd following expansion;  Incremental 24 million bbls/yr of Cushing crude oil into Longview, TX  From Longview, TX DKL has access to:  Delek US refining system providing ability to reduce dependence on Midland crude oil at Tyler, El Dorado and Krotz Springs  Gulf Coast markets through Paline and other third-party pipelines  Increases potential WTI-Brent exposure with limited cost to the company 1) Please see page 39 for a reconciliation of forecast incremental annualized net income to forecast incremental annualized adjusted EBITDA. Longview  Expansion from 150 Kbpd to 235 Kbpd completed during 3Q 2020  Delek US is a major shipper on pipeline; increased crude oil optionality  DKL purchased 33% interest in May 2019  Approx. $128.0 million initial investment; financed with revolver  DKL contributed $20.0 million to the expansion, of which $3.5 million was included in initial investment in May 2019  Expected annualized adjusted EBITDA  Expected $13.5 to $15.5 million annualized adjusted EBITDA(1) pre-expansion  Increases to $20.0 to $25.0 million annualized adjusted EBITDA(1) post-expansion Red River Pipeline JV

Midstream: Utilizing Free Cash Flow & Strong Balance Sheet to Fund Growth

Supports goal to generate approximately $370 million to $395 million of annualized midstream adjusted EBITDA by '23

Strong Adjusted EBITDA Growth Profile from Midstream Initiatives (1)

($ in millions)



$256
$30 - $34
$82 - $107
$370 -$395
3 Months Ending 12/31/2020 Annualized 3
Krotz Springs Midstream Assets 4
Other Midstream growth projects 4
Total Annualized Adj. EBITDA Potential

Delek US announced goal to achieve midstream EBITDA target of $370 million to $395 million by 2023

Delek Logistics provides platform to unlock logistics value

Krotz Springs Midstream Assets

- $30 to $34 million expected EBITDA / year(2)

Midstream Growth Projects by 2023:

- Other organic midstream growth projects being invested in by strong sponsor DK
  - Wink to Webster Long Haul
  - Other organic growth

1) Information for illustrative purposes only to show potential based on estimated dropdown assets listed. Actual amounts will vary based on market conditions, which assets are dropped, timing of dropdowns, actual performance of the assets and Delek Logistics in the future. Expected amounts adjusted for what is captured in the LTM period.
2) Please see pages 32 for a reconciliation of forecasted EBITDA or adjusted EBITDA to forecasted net income for the Krotz Springs midstream assets.
3) Please see page 37 for reconciliation of Delek Logistics net income to EBITDA.
4) We are unable to provide a reconciliation of this forward-looking estimate of adjusted EBITDA because certain information needed to make a reasonable forward-looking estimate of net income is difficult to estimate and dependent on future events, which are uncertain or outside of our control, including with respect to unknown construction timing, unanticipated construction costs and other potential variables. Accordingly, a reconciliation to net income as the most comparable GAAP measure is not available without unreasonable effort. These amounts that would require unreasonable effort to quantify could be significant, such that the amount of projected GAAP net income could vary substantially from the amount of adjusted EBITDA projected.

11

Transforming to More Diversified Adjusted EBITDA  Midstream to comprise increasing % of future adjusted EBITDA  More stable revenue stream  Higher multiple business  Refining contribution supported by operating cost and overhead reductions  Base adjusted EBITDA performance progressively moving higher based on high grading the portfolio and stable growth projects  Offers integration and synergies; participation in broader value chain 12

Previous Organic Capital Spend Drives Future EBITDA Growth Capital Diversifies EBITDA Base 0 200 400 600 800 1,000 2018 Actual 2019 Actual Krotz - Alky unit Big Spring Gathering Red River JV Wink to Webster JV Adjusted EBITDA ($mm) 13 (2) (2) Initiatives should create sustainable adj. EBITDA and midstream growth (3) (1)(1) In motion Future growth 1) Please see pages 31, 39, and 40 for a reconciliation of forecasted EBITDA or adjusted EBITDA to forecasted net income for Krotz Springs Alkylation Project, Red River joint venture and Big Spring Gathering System, respectively. 2) Please see page 33 for a reconciliation of actual Adjusted EBITDA to Net Income for 2019 and 2018. 3) We are unable to provide a reconciliation of this forward-looking estimate of EBITDA because certain information needed to make a reasonable forward-looking estimate is difficult to estimate and dependent on future events, which are uncertain or outside of our control, including with respect to unknown construction timing, unanticipated construction costs and other potential variables. Accordingly, a reconciliation to net income as the most comparable GAAP measure is not available without unreasonable effort. These amounts that would require unreasonable effort to quantify could be significant, such that the amount of projected GAAP net income could vary substantially from the amount of adjusted EBITDA projected.  ’18 divested Paramount, CA/AltAir Renewables, West Coast Asphalt terminals, Long Beach, CA  (collectively removed ~$35mm of annual carrying costs - based on 2017 run rate)  Announced $40 million sale of Bakersfield May 2020, removes ~$14 million annual operating expenses & overhead Divested Underperforming Assets Optimized Assets  Simplified corporate structure with ALDW transaction  Interest expense savings from simplified debt structure  Delivered $100mm synergies from Alon Merger (ex-interest expense)  Unlocked Big Spring Logistics value with drop down to DKL Diversifying Portfolio / Incremental Contributions  Legacy capital investments should lead to stable midstream and gathering build-out  Krotz alkylation unit ~$50mm/yr expected EBITDA (1)  Big Spring Gathering expected annual EBITDA $30 to $32 million  Red River expansion completed 3Q of 2020  $20-$25mm/yr expected adjusted EBITDA (1)  Wink to Webster expected completion ’21  expected greater than 15% unlevered IRR on $340-$380mm capital investment (1)

Retail: Diversifies Delek 14  ~80% integration with existing downstream operations offering synergies and competitive advantage  Operate approximately 253 C-stores in Central and West Texas and New Mexico Synergistic Retail Platform Significant Profit Growth Opportunity  Divesting underperforming stores  Rebrand 7-Eleven stores to DK by 2023  Implement interior re-branding/re-imaging  Longer-term build out of larger, new-to-industry locations with strong fuel/diesel offering and compelling foodservice experience

Renewables: Renewable Diesel 15  Delek has established a ‘capital light’ approach to Renewable Diesel  $13.3 million option for 33% indirect interest in the net cash flow from a renewable diesel facility following its conversion  The facility will be able to produce up to 220mm gallons a year of renewable fuels  Estimated Start-up January 2022 For biofuel strategies to be truly effective, feedstock production must be highly scalable to meet society's growing demand for low carbon fuels. As a high oil yielding crop per acre, Camelina can be efficiently processed into low carbon biofuels such as renewable diesel and jet fuel using well established existing technologies. A counter-cyclical crop cycle like Camelina increases asset utilization and total crop year grower returns by turning an expensive fallow crop acre into a revenue-generating acre. Feedstock Advantage: Camelina GCE Holdings Acquisitions, LLC recently purchased the Bakersfield Refinery from Delek and is retooling it into the largest facility of its kind in the western United States which can produce renewable fuels from non-food feedstocks. When complete, the biorefinery will be able to produce renewable diesel from various feedstocks, including varieties of camelina.

Renewables: Biodiesel Facilities

3 Biodiesel Facilities:
~40mm gallons of Annual Biodiesel Production Capacity

- Crossett, AR
- Cleburne, TX
- New Albany, MS

- Congress Approved $1/gallon Biodiesel Tax Credit (BTC) for 2018 – 2022
- $1/gallon BTC leads to improved economics
- Integrated with refining system: Ability to Sell Volumes “In-House” and Retain Most of the Credit
- Renewables Business Enhances ESG Position
- Option for 33% interest in Renewable Diesel Bakersfield facility conversion
  - Approximately 220mm gal/yr with Global Clean Energy

Estimated Carbon Saved by producing Lower Carbon Intensity Fuel [(1)]

~1 Billion
Miles driven by an average passenger vehicle

-or-

~86,500
Passenger vehicles driven for one year

-or-



~52 billion
Number of smartphones charged

-or-

~940,000
Barrels of oil consumed

-or-

40mm gallons of biodiesel
=
407,200 metric tons of carbon reduction

1. Source: EPA; https://www.epa.gov/energy/greenhouse-gas-equivalencies-calculator. Please note that these estimates are approximate and should not be used for emission inventory or formal carbon footprinting exercises.

16

PADD 3 Refining System with Crude Slate Optionality

Tyler, Texas
- 75,000 bpd crude oil throughput
- 8.7 complexity
- Light crude oil refinery
- Permian Basin, Cushing and East Texas sourced crude oil

El Dorado, Arkansas
- 80,000 bpd crude oil throughput
- 10.2 complexity
- Flexibility to process medium and light crude oil
- Permian Basin, local Arkansas, East Texas, Cushing and Gulf Coast crude oils

Big Spring, Texas
- 73,000 bpd crude oil throughput
- 10.5 complexity
- Process WTI and WTS crude oil
- Located in the Permian Basin

Krotz Springs, Louisiana
- 74,000 bpd crude oil throughput
- 8.8 complexity
- Permian Basin, Cushing, local and Gulf Coast crude oil sources

Increasing Access to Cushing Crude Oil Grades, bpd



Crude Throughput Capacity
1st Half 2020 Crude Oil Access
Current Crude Oil Access
302,000
35,000
25,000
35,000
207,000
35,000 to 42,000
25,000
35,000 to 100,000
135,000 to 207,000
Permian
Cushing
ETX/ AR
Other/GC

Crude Oil Optionality ***- Red River pipeline joint venture to increase access to Cushing crude oil from 35,000 bpd to 100,000 bpd following expansion in 3Q 2020***

- ***Brings total barrels priced on a Cushing basis, excluding Midland, to 125,000 bpd***

Full Year Ending December 31, 2020

Tyler(1)



WTI
ETX
Other
8%
92%

100% WTI linked

El Dorado(1)



WTI
Local AK
Other
26%
18%
56%

100% WTI linked

Big Spring(1)



WTI
WTS
33%
67%

100% WTI linked

Krotz Springs(1)



1%
WTI
GC Sweet
Other
30%
70%

75% WTI linked

1) Crude oil slate based on amount received year-ended as of December 31, 2020 and will vary each period based on operations and purchases.

Note: WTI-Brent differential realized through crack spread and capture rates and Midland-WTI differential realized in crude slate.

17

Escaping the Midland Overhang Transforming Away from Reliance on Midland 18 1) Based on Factset estimates as of 2/23/2021 $0 $100 $200 $300 $400 $500 $600 2018/2019 2021 $ m il li o n s Theoretical Midland Benefit Potential OPEX and G&A Savings Expected CAPEX Reduction DKL Increased Contribution  2018 and 2019 Total OPEX and G&A was ~$924mm/yr on average  2021 Implied Total OPEX and G&A expected to be ~$720mm  Roughly $205 mm of savings from 2018/2019 average levels OPEX and G&A Savings  2018 and 2019 Total CAPEX was ~$370mm/yr on average  2021 Guided Total CAPEX of ~$155mm  Roughly $215 mm of savings CAPEX Savings  2018 and 2019 DKL EBITDA averaged $172mm/yr  2021 Analyst Consensus Estimates currently $277mm(1)  Roughly $100mm of increased contribution DKL Contribution Combination of cost cuts and increased contribution from DKL should more than offset the Midland Benefit DK realized in 2018 and 2019

Long-term Capital Allocation Framework

Four pillars underpinned by a rigorous and disciplined capital allocation program to create long-term value

Priorities:

- **Invest:** Capital allocation program focuses on safety, maintenance, and reliability as top priority
- **Cash Returns:** Maintain a competitive cash return profile commensurate with underlying earnings power
- **Grow:** Maintain financial strength and flexibility to support strategic growth objectives
- **Enhance Balance Sheet / Return Excess Cash:** Reduce net debt and/or opportunistically return additional cash

Non-Discretionary

Sustaining & Regulatory Capex

- Approximately $100 million sustaining capex/yr
- Between $40-$75 million per turnaround
- Critical for safe and reliable operations
- Various amounts for regulatory capex

Cash Returns

- At this juncture, free cash flow used for share buybacks over re-instating the dividend or growth capital

Discretionary

Growth Capex

- 25% IRR for >$5mm projects at Refining; <$5mm is 50% IRR
- >15% IRR minimum hurdle rate for Retail projects, dependent on size
- >15% IRR hurdle rate for stable cash flow Logistics projects

Cash Returns to Shareholders

- Target competitive overall cash return
- Continue to evaluate dividend reinstatement / share buybacks versus growth capex / investment opportunities

Acquisitions

- Evaluate accretive opportunities as they arise vs. alternative uses of cash

Opportunistically De-lever

- Continue to optimize the balance sheet
- Opportunistically repay DK debt when FCF supports it

Delek US

19

Capital Allocation – Balanced & Flexible 20  2021 spending guidance of $150 to $160 million (including turnarounds)  Reducing CAPEX approximately 35% Y/Y  2020 includes the Big Spring Turnaround  Completed in early March 2020 2021 2020 '21 vs '20 '21 vs '20 Capital Forecast Estimated Actual Absolute Percentage Refining $97.30 $201.00 ($103.70) -52% Logistics $20.80 $15.80 $5.00 32% Retail $5.70 $9.10 ($3.40) -37% Other (includes gathering) $26.70 $13.70 $13.00 95% Total $150.50 $239.60 ($89.10) -37% $0 $100 $200 $300 $400 $500 CAPEX CAPEX 2019-2021 2019 2020 2021E

Capital Allocation Discipline

Maintaining a Strong Balance Sheet

- Should support ability to invest in the business
- Provides ability to act quickly to take advantage of opportunities
- DK, excluding DKL, had $784 million of cash and $573 million net debt at 12/31/20

Capital Allocation Discipline in Practice

Investing in the Business

- Krotz Springs and El Dorado turnarounds in 1Q21
  - No other major turnaround scheduled for 2021

Growing the Business

- Complete Midstream Growth Projects
  - Big Spring Gathering System capital spending
  - Joint Venture Contributions
    - Wink to Webster long haul pipeline joint venture
    - Red River Joint Venture
- High Grading Retail Portfolio
  - Selling Smaller Stores and Building New to Industry (NTI) Stores

Cash Balance & Net Debt (DK Ex. DKL)[1]



Cash Balance
Net Debt
$984
$72
$946
$130
$1,000
$159
$950
$284
$781
$496
$833
$627
$802
$666
$784
$573
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20

Capital Expenditures[1][2]



$52.0
$54.8
$74.1
$54.3
$38.2
$47.7
$44.7
$65.8
$25.0
$78.3
$19.9
$170.3
$1.7
$13.3
$3.2
$8.7
$22.9
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
Sustaining Capex
Discretionary Capex

1) Based on company filings from Q4 2018 through Q4 2020. Sustaining capex defined as regulatory & maintenance capital expenditures. Capital expenditures does not include joint venture contributions
2) Excludes purchases of rights-of-way in the amount of $19.1 million in 2019

21

Market Opportunities & Valuation

41% 39% 36% 36% 35% 34% 28% 36% CVI DK PSX VLO HFC MPC PBF 4Q20 Refiners’ Middle Distillates Yield % (1) (2) (3) 56% 55% 54% 52% 52% 48% 46% 52% PBF CVI HFC MPC VLO DK PSX 4Q20 Refiners’ Gasoline Yield % (1) (3) 23  Refining system product yields  Strong middle distillate yield versus peers  Ability to switch ~10% between gasoline and distillate  Crude oil slate has flexibility  Ability to increase sour crude oil processing to approximately 50% based on market economics  Big Spring refinery currently processes 21% WTS and can increase to 100%  El Dorado refinery flexibility to process light to medium sour crude oil (up to 100%) based on economics  Krotz Springs distillation unit and FCC temporarily idled in 4Q20  Results in reduced gasoline yield 1) Industry average based on peer group 2) Middle distillates yield includes distillate fuel oil, kerosene and kerosene-type jet fuel 3) Sourced from respective company press releases, SEC filings, and earnings calls Peer Leading Light Products Yield Delek US positioned to benefit with high value product yields and crude oil slate flexibility

Tangible Assets with Underlying Value  Four refineries with 302mbbl/d of aggregate capacity  80% DKL ownership provides public marker of value  DK owns 34.7mm units at $39.48 or $1.4 billion (1)  Retail value supported strong valuations for retail businesses  ’23E EBITDA (2) of $45mm; retail businesses have been transacting in the low double digit area on an EBITDA multiple basis  Wink to Webster construction cost $340 - $380mm  Expect well above 15% IRR threshold for midstream projects  Project financed with $75mm equity contribution  3 Biodiesel Plants; 40mm gal/yr  $13.3 million option for 33% indirect interest in the net cash flow from a renewable diesel facility following its conversion  The facility will be able to produce up to 220mm gallons a year of renewable fuels 1) Factset as of 2/24/2021 2) We are unable to provide a reconciliation of this forward-looking estimate of EBITDA because certain information needed to make a reasonable forward-looking estimate of net income is difficult to estimate and dependent on future events, which are uncertain or outside of our control, including with respect to unknown construction timing, unanticipated construction costs and other potential variables. Accordingly, a reconciliation to net income as the most comparable GAAP measure is not available without unreasonable effort. These amounts that would require unreasonable effort to quantify could be significant, such that the amount of projected GAAP net income could vary substantially from the amount of EBITDA projected 24

Growing Midstream Platform to Diversify EBITDA Stream Financial Flexibility to Support Strategic Objectives An Integrated and Diversified Refining, Logistics and Retail Company Invest in the Business to Operate Reliably and Safely Permian Focused Refining System with Increasing Access to Cushing Focus on Long-Term Shareholder Returns

Appendix

27 4Q20 Cash Flows

28 1Q21 Guidance Range

29 Summary Organizational Structure 20% interest (8.7 million units) Limited partner-common 100% Delek Logistics Partners, LP NYSE: DKL (the Partnership) Public Unitholders Operating Subsidiaries 80% interest (34.7 million units) Limited partner-common Delek Logistics GP, LLC (the General Partner) Delek US Holdings, Inc. NYSE: DK • Eliminated incentive distribution rights (IDRs) • General partner (GP) converted to non-economic interest • Transaction: 14 million newly issued DKL common limited partner units and $45 million in cash during August 2020. Non-economic ownership interest

Reconciliations

31 1) Based on projected potential future performance from the alkylation unit project at Krotz Springs. Amounts of EBITDA, net income and timing will vary. Actual amounts will be based on performance of the project and market conditions. Non-GAAP Reconciliation of Alkylation Project EBITDA(1) ($ in millions) Annual Amount Forecasted Incremental Net Income 33.2$ Add Forecasted Incremental Amounts for: Interest Expense, net -$ Income tax expense 9.9$ Depreciation and amortization 6.9$ Forecasted Incremental EBITDA 50.0$ Reconciliation of Forecast Incremental U.S. GAAP Net Income (Loss) to Forecast Incremental EBITDA for Alkylation Project

32 1) Based on projected range of potential future logistics assets associated with the Krotz Springs refinery that could be dropped to Delek Logistics from Delek US in the future. Amounts of EBITDA, net income and timing will vary, which will affect the potential future EBITDA and associated deprecation and interest at DKL. Actual amounts will be based on timing, performance of the assets, DKL’s growth plans and valuation multiples for such assets at the time of any transaction. Non-GAAP Reconciliation of Krotz Springs Potential Dropdown EBITDA(1) ($ in millions) Forecasted Incremental Net Income 2.9$ 3.3$ Add Forecasted Incremental Amounts for: Depreciation and amortization 15.6 17.7 Interest and financing costs, net 11.5 13.0 Forecasted Incremental EBITDA 30.0$ 34.0$ Krotz Springs Logistics Drop Down Reconciliation of Forecast Incremental U.S. GAAP Net Income (Loss) to Forecast Incremental EBITDA Forecasted Range

33 Non-GAAP Reconciliations of Adjusted EBITDA

34 DKL Outperformance DKL Alerian Midstream Index S&P 500 HEP MPLX PBFX PSXP 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% -70% -60% -50% -40% -30% -20% -10% 0% 10% 20% 2 0 2 1 Y T D S to ck P e rf o rm a n ce 2020 Stock Performance Factset as of 2/24/2021

1.39x 1.32x 1.35x 1.30x 1.61x 2.02x 1.42x 1.67x 1.25x 1.49x 1.47x 1.18x 1.20x 1.29x 0.98x 1.00x 0.88x 1.06x 0.97x 0.96x 1.14x 1.34x 1.25x 1.03x 1.06x 1.08x 1.11x 1.08x 1.15x 1.58x 1.50x 1.41x 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 Avg. 1.08x in 2019 Avg. 1.41x in 2020 35 1) MQD = minimum quarterly distribution set pursuant to the Partnership Agreement. 2) Distribution coverage based on distributable cash flow divided by distribution amount in each period. Please see reconciliations starting on page 23. 3) In 4Q17, the reimbursed capital expenditure amounts in the determination of distributable cash flow were revised to reflect the accrual of reimbursed capital expenditures from Delek rather than the cash amounts received for reimbursed capital expenditures during the years ended December 31, 2017, 2016 and 2015. 4) Leverage ratio based on LTM EBITDA as defined by credit facility covenants for respective periods. Distribution per unit has increased twenty-nine consecutive times since the IPO Distributable Cash Flow Coverage Ratio (2)(3)(4) Leverage Ratio (4) DKL Distribution and Leverage Ratio Avg. 1.35x in 2013 Avg. 1.68x in 2014 Avg. 1.35x in 2015 Avg. 1.11x in 2016 Avg. 0.97x in 2017 Avg. 1.19x in 2018 (1) $0.385 $0.395 $0.405 $0.415 $0.425 $0.475 $0.490 $0.510 $0.530 $0.550 $0.570 $0.590 $0.610 $0.630 $0.655 $0.680 $0.690 $0.705 $0.715 $0.725 $0.750 $0.770 $0.790 $0.810 $0.820 $0.850 $0.880 $0.885 $0.890 $0.900 $0.905 $0.910 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1.70x 1.58x 2.28x 2.35x 3.21x 2.69x 2.55x 2.56x 3.02x 3.13x 3.11x 3.49x 3.48x 3.47x 3.72x 3.84x 3.84x 3.90x 3.75x 3.77x 4.58x 4.44x 4.53x 4.08x 4.17x 4.64x 4.62x 4.48x 4.15x 4.05x 3.91x 3.75x 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20

DKL: Reconciliation of Distributable Cash Flow

(dollars in millions, except coverage)	2013 (2)	1Q14 (2)	2Q14 (2)	3Q14 (2)	4Q14 (2)	2014 (2)	1Q15 (2)	2Q15	3Q15	4Q15	2015 (2)(3)	1Q16	2Q16	3Q16	4Q16	2016 (3)
Reconciliation of Distributable Cash Flow to net cash from operating activities																
Net cash provided by operating activities	$49.4	$14.4	$31.2	$20.1	$20.8	$86.6	$15.8	$30.8	$20.2	$1.3	$68.0	$26.4	$31.2	$29.2	$13.9	$100.7
Accretion of asset retirement obligations	(0.2)	(0.1)	(0.1)	(0.1)	0.0	(0.2)	(0.1)	(0.1)	(0.1)	(0.1)	(0.3)	(0.1)	(0.1)	(0.1)	(0.1)	(0.3)
Deferred income taxes	(0.3)	0.0	(0.1)	(0.0)	0.2	0.1	(0.2)	0.2	0.0	0.0	(0.0)	-	-	-	0.2	0.2
Gain (Loss) on asset disposals	(0.2)	-	(0.1)	-	(0.0)	(0.1)	(0.0)	0.0	-	(0.1)	(0.1)	0.0	-	(0.0)	-	0.0
Changes in assets and liabilities	8.3	3.4	(6.0)	(1.6)	3.0	(1.2)	3.3	(7.3)	3.6	20.5	20.1	(5.4)	(7.1)	(10.0)	7.7	(14.9)
Distributions from equity method investments																
Maint. & Reg. Capital Expenditures	(5.1)	(0.8)	(1.0)	(0.8)	(3.9)	(6.5)	(3.3)	(3.9)	(3.5)	(2.7)	(13.4)	(0.7)	(0.9)	(0.7)	(3.6)	(5.9)
Reimbursement for Capital Expenditures	0.8	-	-	-	1.6	1.6	1.6	1.8	2.0	0.2	5.5	0.2	0.2	0.4	2.4	3.3
Distributable Cash Flow	$52.9	$17.0	$24.0	$17.7	$21.8	$80.3	$17.1	$21.4	$22.2	$19.0	$79.8	$20.4	$23.3	$18.8	$20.6	$83.0
Distribution Coverage Ratio (1)	1.35x	1.61x	2.02x	1.42x	1.67x	1.68x	1.25x	1.49x	1.47x	1.18x	1.35x	1.20x	1.29x	0.98x	1.00x	1.11x
Total Distribution (1)	$39.3	$10.5	$11.9	$12.4	$13.1	$47.9	$13.7	$14.4	$15.1	$16.1	$59.3	$17.1	$18.1	$19.3	$20.5	$75.0

(dollars in millions, except coverage)	1Q17	2Q17	3Q17	4Q17 (3)	2017 (3)	1Q18	2Q18	3Q18	4Q18	2018
Reconciliation of Distributable Cash Flow to net cash from operating activities										
Net cash provided by operating activities	$23.5	$23.9	$30.5	$9.8	$87.7	$23.7	$28.0	$6.0	$90.4	$148.0
Accretion of asset retirement obligations	(0.1)	(0.1)	(0.1)	(0.1)	(0.3)	(0.1)	(0.1)	(0.1)	(0.1)	(0.4)
Deferred income taxes	-	(0.1)	(0.0)	0.3	0.1	-	-	-	(0.2)	(0.2)
Gain (Loss) on asset disposals	(0.0)	0.0	0.0	0.0	0.0	(0.1)	0.1	(0.7)	(0.2)	(0.9)
Changes in assets and liabilities	(3.6)	0.9	(8.5)	14.6	3.4	3.7	6.2	28.1	(59.9)	(21.9)
Non-cash lease expense						-	-	-	-	-
Distributions from equity method investments								0.3	0.2	1.2
Maint. & Reg. Capital Expenditures	(2.2)	(2.1)	(0.7)	(4.4)	(9.4)	(0.3)	(1.0)	(2.4)	(3.5)	(7.2)
Reimbursement for Capital Expenditures	0.9	0.5	0.4	1.7	3.5	0.4	0.3	1.3	0.9	2.9
Distributable Cash Flow	$18.4	$23.0	$21.6	$21.9	$85.0	$27.3	$33.5	$32.4	$27.6	$121.5
Distribution Coverage Ratio (4)	0.88x	1.06x	0.97x	0.96x	0.97x	1.14x	1.34x	1.25x	1.02x	1.19x
Total Distribution (4)	$21.0	$21.8	$22.3	$22.8	$87.9	$24.0	$25.0	$26.0	$26.9	$101.9

(dollars in millions, except coverage)	1Q19	2Q19	3Q19	4Q19	2019	1Q20	2Q20	3Q20	4Q20	2020
Net cash provided by operating activities	$26.2	$24.1	$34.3	$45.8	$130.4	$34.8	$37.5	$62.3	$58.4	$193.0
Accretion of asset retirement obligations	(0.1)	(0.1)	(0.1)	(0.1)	(0.4)	(0.1)	(0.1)	(0.1)	(0.1)	(0.4)
Deferred income taxes	-	-	(0.1)	(0.6)	(0.7)	(1.3)	(0.9)	(0.1)	0.6	(1.7)
Gain (Loss) on asset disposals	(0.0)	0.0	0.1	0.1	0.2	0.1	-	-		0.1
Changes in assets and liabilities	3.2	7.8	3.2	(14.8)	(0.6)	5.6	19.3	(2.5)	1.2	23.7
Non-cash lease expense	(1.0)	(0.4)	(1.1)	2.4	(0.2)	(2.9)	(0.3)	(1.6)	(3.8)	(8.7)
Distributions from equity method investments	0.8	-	-	-	0.8	0.1	1.6	1.0	0.0	2.8
Maint. & Reg. Capital Expenditures	(0.8)	(1.0)	(3.7)	(2.9)	(8.5)	(0.9)	(0.1)	0.0	(0.5)	(1.5)
Reimbursement for Capital Expenditures	0.7	0.7	1.2	3.2	5.8	0.0	0.0	0.0	0.2	0.3
Distributable Cash Flow	$29.0	$31.2	$33.7	$33.0	$126.9	$35.5	$57.0	$59.1	$55.9	$207.6
Distribution Coverage Ratio (4)	1.06x	1.08x	1.11x	1.08x	1.08x	1.15x	1.58x	1.50x	1.41x	1.42x
Total Distribution (4)	$27.4	$28.9	$30.3	$30.6	$117.3	$30.9	$36.0	$39.3	$39.5	$145.7

1) Distribution based on actual amounts distributed during the periods; does not include LTIP accrual. Coverage is defined as cash available for distribution divided by total distribution.
2) Results in 2013, 2014 and 2015 are as reported excluding predecessor costs related to the dropdown of the tank farms and product terminals at both Tyler and El Dorado during the respective periods.
3) In 4Q17, the reimbursed capital expenditure amounts in the determination of distributable cash flow were revised to reflect the accrual of reimbursed capital expenditures from Delek US rather than the cash amounts received for reimbursed capital expenditures during the years ended December 31, 2017, 2016 and 2015.

Note: May not foot due to rounding and annual adjustments that occurred in year-end reporting.

36

DKL: Income Statement and Non-GAAP EBITDA Reconciliation

	2013[1]	1Q14[1]	2Q14	3Q14	4Q14	2014[1]	1Q15[2]	2Q15	3Q15	4Q15	2015[2]	1Q16	2Q16	3Q16	4Q16	2016
Net Revenue	**$907.4**	**$203.5**	**$236.3**	**$228.0**	**$173.3**	**$841.2**	**$143.5**	**$172.1**	**$165.1**	**$108.9**	**$589.7**	**$104.1**	**$111.9**	**$107.5**	**$124.7**	**$448.1**
Cost of Sales	(811.4)	(172.2)	(196.6)	(194.1)	(134.3)	(697.2)	(108.4)	(132.5)	(124.4)	(71.0)	(436.3)	(66.8)	(73.1)	($73.5)	($88.8)	(302.2)
Operating Expenses (excluding depreciation and amortization presented below)	(25.8)	(8.5)	(9.5)	(10.2)	(9.7)	(38.0)	(10.6)	(10.8)	(11.6)	(11.7)	(44.8)	(10.5)	(8.7)	($9.3)	($8.8)	(37.2)
Depreciation and Amortization																
Contribution Margin	**$70.3**	**$22.8**	**$30.2**	**$23.7**	**$29.3**	**$106.0**	**$24.5**	**$28.8**	**$29.1**	**$26.2**	**$108.6**	**$26.8**	**$30.0**	**$24.7**	**$27.2**	**$108.7**
Operating Expenses (excluding depreciation and amortization presented below)																
Depreciation and Amortization	(10.7)	(3.4)	(3.5)	(3.7)	(3.9)	(14.6)	(4.0)	(4.7)	(4.5)	(5.9)	(19.2)	(5.0)	(4.8)	($5.4)	($5.6)	(20.8)
General and Administration Expense	(6.3)	(2.6)	(2.2)	(2.5)	(3.3)	(10.6)	(3.4)	(3.0)	(2.7)	(2.3)	(11.4)	(2.9)	(2.7)	($2.3)	($2.3)	(10.3)
Gain (Loss) on Asset Disposal	(0.2)	-	(0.1)	-	-	(0.1)	-	-	-	(0.1)	(0.1)	0.0	-	($0.0)	$0.0	0.0
Operating Income	**$53.2**	**$16.8**	**$24.4**	**$17.5**	**$22.1**	**$80.8**	**$17.1**	**$21.1**	**$21.8**	**$17.9**	**$77.9**	**$19.0**	**$22.5**	**$17.0**	**$19.2**	**$77.7**
Interest Expense, net	(4.6)	(2.0)	(2.3)	(2.2)	(2.1)	(8.7)	(2.2)	(2.6)	(2.8)	(3.0)	(10.7)	(3.2)	(3.3)	($3.4)	($3.7)	(13.6)
(Loss) Income from Equity Method Invesments								(0.1)	(0.3)	(0.1)	(0.6)	(0.2)	(0.2)	($0.3)	($0.4)	(1.2)
Income Taxes	(0.8)	(0.1)	(0.3)	(0.2)	0.5	(0.1)	(0.3)	(0.1)	(0.1)	0.6	0.2	(0.1)	(0.129)	($0.1)	$0.3	(0.1)
Net Income	**$47.8**	**$14.7**	**$21.8**	**$15.1**	**$20.5**	**$72.0**	**$14.6**	**$18.3**	**$18.6**	**$15.3**	**$66.8**	**$15.4**	**$18.9**	**$13.2**	**$15.3**	**$62.8**
EBITDA:																
Net Income	$47.8	$14.7	$21.8	$15.1	$20.5	$72.0	$14.6	$18.3	$18.6	$15.3	$66.8	$15.4	$18.9	$13.2	$15.3	$62.8
Income Taxes	0.8	0.1	0.3	0.2	(0.5)	0.1	0.3	0.1	0.1	(0.6)	(0.2)	0.1	0.1	0.13	(0.28)	0.1
Depreciation and Amortization	10.7	3.4	3.5	3.7	3.9	14.6	4.0	4.7	4.5	5.9	19.2	5.0	4.8	5.4	5.6	20.8
Amortization of customer contract intangible assets	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Interest Expense, net	4.6	2.0	2.3	2.2	2.1	8.7	2.2	2.6	2.8	3.0	10.7	3.2	3.3	3.4	3.7	13.6
EBITDA	$63.8	$20.2	$27.9	$21.2	$26.1	$95.4	$21.1	$25.7	$26.1	$23.6	$96.5	$23.7	$27.1	$22.0	$24.4	$97.3

	1Q17	2Q17	3Q17	4Q17	2017	1Q18	2Q18	3Q18	4Q18	2018	1Q19	2Q19	3Q19	4Q19	2019	1Q20	2Q20	3Q20	4Q20	2020
Net Revenue	**$129.5**	**$126.8**	**$130.6**	**$151.2**	**$538.1**	**$167.9**	**$166.3**	**$164.1**	**$159.3**	**$657.6**	**$152.5**	**$155.3**	**$137.6**	**$138.6**	**$584.0**	**$163.4**	**$117.6**	**$142.3**	**$140.1**	**$563.4**
Cost of Sales	(92.6)	(85.0)	($89.1)	($106.1)	(372.9)	(119.0)	(106.0)	($105.6)	($98.4)	(429.1)	($96.3)	($93.9)	($72.6)	($73.8)	(336.5)	($101.3)	($43.9)	($60.7)	($63.2)	(269.1)
Operating Expenses (excluding depreciation and amortization presented below)	(10.4)	(10.0)	(10.7)	(12.3)	(43.3)	(12.6)	(14.9)	(14.5)	(15.4)	(57.4)	(15.3)	(16.5)	(17.5)	(22.0)	(71.3)	(14.0)	(11.6)	(13.7)	(14.6)	(53.8)
Depreciation and Amortization								(6.3)	(5.8)	(12.1)	(6.1)	(6.2)	(6.1)	(6.4)	(24.9)	(5.8)	(8.2)	(8.9)	(10.8)	(33.7)
Contribution Margin	**$26.5**	**$31.8**	**$30.8**	**$32.8**	**$121.9**	**$36.3**	**$45.3**	**$37.8**	**$39.6**	**$159.1**	**$34.8**	**$38.8**	**$41.3**	**$36.4**	**$151.3**	**$42.4**	**$53.9**	**$59.0**	**$51.5**	**$206.7**
Operating Expenses (excluding depreciation and amortization presented below)								(0.9)	(0.4)	(1.3)	(0.8)	(0.8)	(0.9)	(0.3)	(2.8)	(0.8)	(0.8)	(0.6)	(0.3)	(2.4)
Depreciation and Amortization	(5.2)	(5.7)	(5.5)	(5.5)	(21.9)	(6.0)	(7.0)	(0.5)	(0.4)	(13.9)	(0.5)	(0.5)	(0.5)	(0.5)	(1.8)	(0.5)	(0.5)	(0.5)	(0.5)	(2.0)
General and Administration Expense	(2.8)	(2.7)	(2.8)	(3.6)	(11.8)	(3.0)	(3.7)	(3.1)	(7.4)	(17.2)	(4.5)	(5.3)	(5.3)	(5.8)	(20.8)	(6.1)	(4.7)	(6.1)	(5.6)	(22.6)
Gain (Loss) on Asset Disposal	0.0	0.0	(0.0)	(0.0)	(0.0)	-	0.1	(0.7)	(0.2)	(0.8)	(0.0)	0.0	0.1	(0.1)	(0.0)	0.1	-	-	(0.0)	0.1
Operating Income	**$18.5**	**$23.4**	**$22.6**	**$23.7**	**$88.1**	**$27.3**	**$34.7**	**$32.6**	**$31.1**	**$125.8**	**$29.1**	**$32.3**	**$34.7**	**$29.7**	**$125.8**	**$35.0**	**$47.9**	**$51.7**	**$45.1**	**$179.8**
Interest Expense, net	(4.1)	(5.5)	(7.1)	(7.3)	(23.9)	(8.1)	(10.9)	(11.1)	(11.2)	(41.3)	(11.3)	(11.4)	(12.5)	(12.2)	(47.3)	(11.8)	(10.7)	(10.4)	(10.0)	(42.9)
(Loss) Income from Equity Method Invesments	0.2	1.2	1.6	1.9	5.0	0.8	1.9	1.9	1.5	6.2	2.0	4.5	8.4	5.0	19.8	5.6	6.5	4.6	5.8	22.5
Other (Expense) Income	-	-	-	-	-	-	-	-	-	-	-	(0.5)	-	(0.1)	(0.6)	-	-	0.1	-	0.1
Income Taxes	(0.1)	(0.1)	(0.2)	0.6	0.2	(0.1)	(0.1)	(0.1)	(0.2)	(0.5)	(0.1)	(0.1)	(0.1)	(0.7)	(1.0)	(1.0)	0.7	0.2	(0.2)	(0.3)
Net Income	**$14.6**	**$19.0**	**$16.9**	**$18.9**	**$69.4**	**$20.0**	**$25.6**	**$23.3**	**$21.3**	**$90.2**	**$19.7**	**$24.9**	**$30.5**	**$21.7**	**$96.8**	**$27.8**	**$44.4**	**$46.3**	**$40.7**	**$159.3**
EBITDA:																				
Net Income	$14.6	$19.0	$16.9	$18.9	$69.4	$20.0	$25.6	$23.3	$21.3	$90.2	$19.7	$24.9	$30.5	$21.7	$96.8	$27.8	$44.4	$46.3	$40.7	$159.3
Income Taxes	0.1	0.1	0.2	($0.6)	(0.2)	0.1	0.1	0.1	$0.2	0.5	0.1	0.1	0.1	0.7	1.0	1.0	(0.7)	(0.2)	0.2	0.3
Depreciation and Amortization	5.2	5.7	5.5	5.5	21.9	6.0	7.0	6.7	6.3	26.0	6.6	6.6	6.6	6.9	26.7	6.3	8.7	9.5	11.3	35.7
Amortization of customer contract intangible assets	-	-	-	-	-	0.6	1.8	1.8	1.8	6.0	1.8	1.8	1.8	1.8	7.2	1.8	1.8	1.8	1.8	7.2
Interest Expense, net	4.1	5.5	7.1	7.3	23.9	8.1	10.9	11.1	11.2	41.3	11.3	11.4	12.5	12.2	47.3	11.8	10.6	10.4	10.0	42.9
EBITDA	$23.9	$30.3	$29.7	$31.1	$115.0	$34.7	$45.4	$43.0	$40.7	$163.9	$39.4	$44.8	$51.5	$43.3	$178.9	$48.7	$64.8	$67.8	$64.0	$245.3

1) Results in 2013 and 2014 are as reported excluding predecessor costs related to the dropdown of the tank farms and product terminals at both Tyler and El Dorado during the respective periods.
2) Results for 1Q15 are as reported excluding predecessor costs related to the 1Q15 dropdowns.

Note: May not foot due to rounding.

37

38 Non-GAAP Reconciliation of Increased Paline Pipeline Tariff EBITDA(1) ($ in millions) Annual Monthly Forecasted Incremental Net Income 10.8$ 0.9$ Add Forecasted Incremental Amounts for: Interest Expense, net -$ -$ Depreciation and amortization -$ -$ Forecasted Incremental EBITDA 10.8$ 0.9$ Reconciliation of Forecast Incremental U.S. GAAP Net Income (Loss) to Forecast Incremental EBITDA for Paline Pipeline Tariff Increase 1) Based on projected potential future performance from the Paline Pipeline using 36,000 bpd and the tariff change from an incentive rate of $0.75/bbl to the FERC rate of $1.57/bbl. Amounts of EBITDA and net income will vary. Actual amounts will be based on market conditions and pipeline operations.

39 Non-GAAP Reconciliation of Red River Joint Venture Adjusted EBITDA(1) 1) Based on projected potential future performance from the Red River joint venture. Amounts of adjusted EBITDA and net income will vary. Actual amounts will be based on market conditions and pipeline operations. ($ in millions) Forecasted Incremental Annualized Net Income $5.6 $7.6 $10.1 $15.1 Add Forecasted Incremental for: Interest Expense, Net $6.6 $6.6 $7.6 $7.6 Depreciation and Amortization $0.0 $0.0 $0.0 $0.0 Forecasted Incremental EBITDA $12.2 $14.2 $17.7 $22.7 Adjustments: Add Forecasted Incremental Distributions from operations of non- controlled entities in excess of earnings $1.3 $1.3 $2.3 $2.3 Forecasted Incremental AnnualizedAdjusted EBITDA $13.5 $15.5 $20.0 $25.0 Delek Logistics Partners, LP Reconciliation of Forecasted Incremental Annualized Net Income to Forecasted Incremental Annualized Adjusted EBITDA for the Red River Pipeline Joint Venture Pre-Expansion Range Post-Expansion Range

40 Non-GAAP Reconciliations of Big Spring Gathering System Forecasted EBITDA

41 Non-GAAP Reconciliations of Trucking Assets Forecasted EBITDA

Investor Relations Contacts: Blake Fernandez, SVP IR/Market Intelligence 615-224-1312